Filed pursuant to Rule 497(e)

File Nos. 333-199318 and 811-22973

AMG PANTHEON FUND, LLC

Supplement dated April 25, 2018 to the

Prospectus and Statement of Additional Information, each dated July 26, 2017

The following information supplements and supersedes any information to the contrary relating to AMG Pantheon Fund, LLC (the “Fund”) contained in the Fund’s current Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), dated as noted above.

Effective immediately, Chris Meads no longer serves as a portfolio manager of the Fund and AMG Pantheon Master Fund, LLC (the “Master Fund”) and Evan Corley is designated as a portfolio manager of the Fund and the Master Fund. Mr. Corley joined Pantheon Ventures (US) LP (“Pantheon”), the Fund’s and Master Fund’s investment adviser, in 2004. He is a Partner and senior investment professional in Pantheon’s Global Infrastructure and Real Assets team. Prior to joining Pantheon, Mr. Corley worked at Polaris Venture Partners in Boston and JP Morgan in London. He holds a BS in Business Administration, with a concentration in finance and economics, from Boston University’s School of Management. Mr. Corley is based in San Francisco. Susan Long McAndrews, Dennis McCrary, Brian Buenneke, Matt Garfunkle and Mr. Corley are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund and the Master Fund’s portfolio and share equal responsibility and authority for managing the Fund and the Master Fund’s portfolio. Accordingly, all references in the Prospectus and SAI to Mr. Meads are hereby deleted and all references to the portfolio managers of the Fund and the Master Fund shall refer to Messrs. McCrary, Buenneke, Garfunkle and Corley and Ms. Long McAndrews.

In addition, the information pertaining to Mr. Meads in the tables in the section “Portfolio Management” on pages 11-12 of the SAI is hereby deleted and replaced with the following:

Portfolio manager	Registered investment companies managed		Other pooled investment vehicles managed (world- wide)		Other accounts (world-wide)
	Number of accounts	Total assets	Number of accounts	Total assets	Number of accounts	Total assets
Evan Corley*	0	$0	29	$13.7	29	$7.6

Portfolio manager	Registered investment companies managed for which the Adviser receives a performance-based fee		Other pooled investment vehicles managed (world- wide) for which the Adviser receives a performance-based fee		Other accounts (world-wide) for which the Adviser receives a performance-based fee
	Number of accounts	Total assets	Number of accounts	Total assets	Number of accounts	Total assets
Evan Corley*	0	$0	28	$13.6	17	$4.7

*	Information for Mr. Corley is provided as of September 30, 2017.

ST490

Finally, the following is hereby added as the second sentence in the penultimate paragraph in the section “Portfolio Management” on page 12 of the SAI:

As of April 24, 2018, Mr. Corley did not have any direct or indirect beneficial ownership of the Fund.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE